Exhibit 10.9

SAGENT HOLDING CO.

THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

This Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Agreement”) is made and entered into as of September 3, 2010 by and among Sagent Holding Co., a Cayman Islands exempted company (the “Company”), each of the members listed on Exhibit A attached hereto (the “Existing Investors”), each of the members listed on Exhibit B attached hereto (the “Key Shareholders”), each of the members listed on Exhibit C attached hereto (the “New Investors”, and together with the Existing Investors, the “Investors”).

RECITALS

A. The Key Shareholders currently own Ordinary Shares (the “Ordinary Shares”) and/or Series A Preference Shares (the “Series A Shares”) of the Company.

B. Each Existing Investor holds shares of Series A Shares and/or Series B-1 Preference Shares (the “Series B-1 Shares”) of the Company and possesses the rights of first refusal and co-sale pursuant to the Company’s Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated April 6, 2010 (the “Prior Agreement”).

C. The Company is issuing to the New Investors additional Series B-1 Shares pursuant to the Series B-1 Extension Preference Purchase Agreement dated as of April 6, 2010 (the “B-1 Extension Purchase Agreement”).

D. It is a condition to the closing of the sale of the additional Series B-1 Shares to the New Investors pursuant to the B-1 Extension Purchase Agreement that the Company, the Investors and Key Shareholders enter into this Agreement.

E. The Company, certain Key Shareholders and the Existing Investors desire to amend and restate the Prior Agreement in its entirety as set forth herein and to accept the rights and obligations created pursuant hereto in lieu of their rights and obligations under the Prior Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (each, a “Party” and collectively, the “Parties”) agree as follows:

1. Certain Definitions. For purposes of this Agreement, the following terms have the following meanings:

(a) “Articles” means the Company’s Sixth Amended and Restated Articles of Association, as amended from time to time.

(b) “Co-Sale Eligible Investors” shall mean Investors who or which, along with the Investors’ affiliates, related individuals or entities, at the time in question, hold at least five hundred thousand (500,000) Series A Shares or Series B-1 Shares or a combination thereof (as may be adjusted from time to time for Recapitalizations).

(c) “Days” means calendar days.

(d) “Deemed Liquidation Event” has the meaning given such term in the Articles.

(e) “Eligible Investors” shall mean the Co-Sale Eligible Investors and ROFR Eligible Investors.

(f) “Pro Rata Co-Sale Share” means, as to each Co-Sale Eligible Investor’s Right of Co-Sale, the percentage determined by dividing (i) the number of Series A Shares and Series B-1 Shares held by the Co-Sale Eligible Investor on an as-converted basis, by (ii) the total number of Shares held by the Seller and all Selling Investors (as defined in Section 4(a)) on an as-converted basis.

(g) “Pro Rata ROFR Share” means, as to each ROFR Eligible Investor’s Right of First Refusal, the percentage determined by dividing (i) the number of Series A Shares and Series B-1 Shares held by the ROFR Eligible Investor on an as-converted basis on the date of the Transfer Notice (as defined in Section 2(b)), by (ii) the total number of Shares held by all Participating Investors exercising their Right of First Refusal as of such date.

(h) “Recapitalization” means any share split, share dividend, share combination or consolidation, recapitalization, reclassification or other similar event in relation to the shares of the Company.

(i) “Right of Co-Sale” means the right of Co-Sale provided to the Co-Sale Eligible Investors in Section 4 of this Agreement.

(j) “Right of First Refusal” means the right of first refusal provided to the Company and the ROFR Eligible Investors in Section 3 of this Agreement.

(k) “ROFR Eligible Investors” shall mean Investors who or which, along with the Investors’ affiliates, related individuals or entities, at the time in question, hold at least five hundred thousand (500,000) Series A Shares or Series B-1 Shares or a combination thereof (as may be adjusted from time to time for Recapitalizations).

(l) “Seller” means any Key Shareholder proposing to Transfer Shares.

(m) “Shares” means all Ordinary Shares, Series A Shares and Series B-1 Shares and for purposes of this Agreement, excludes Series B Preference Shares of the Company.

(n) “Transfer” means and includes any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except:

(i) any transfers of Shares by a Seller to the Seller’s spouse, siblings, parents, lineal descendants or antecedents or trusts for the benefit of the Seller or the Seller’s spouse, siblings, parents or lineal descendants or antecedents or transfers of Shares by the Seller by devise or descent; provided that, in all cases, the transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as was the Seller; provided further that, if such transfer is to a trust, such trust must agree that no person shall become a beneficiary of such trust other than the persons identified in this Section 1(n)(i);

(ii) on a cumulative basis, transfers of up to five percent (5%) of Shares (as may be adjusted from time to time for Recapitalizations) held by any Seller as measured from the date hereof for the period of this Agreement; provided, that, in all cases, the transferee executes a counterpart copy of this Agreement and becomes bound thereby as was the Seller;

(iii) any bona fide gift, provided that the transferee or donee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as was the Seller;

(iv) any bona fide pledge made pursuant to a bona fide loan transaction that creates a mere security interest, if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby as a Seller in the event that and to the extent that such pledgee ever acquires ownership of such shares;

(v) any transfers in a public offering pursuant to (a) the Securities Act of 1933, as amended (the “Securities Act”), or (b) the securities laws applicable to an offering of securities in a jurisdiction other than the United States;

(vi) any transfer to the Company or a ROFR Eligible Investor pursuant to the terms of this Agreement; or

(vii) any repurchase of the Seller Shares by the Company pursuant to agreements under which the Company has the option to repurchase such Seller Shares upon the occurrence of certain events, such as termination of employment, or in connection with the exercise by the Company of any rights of first refusal.

2. Restrictions on Transfer.

(a) General. Before any Seller may Transfer any Shares, the Company or its assignee(s) and the Eligible Investors shall have a Right of First Refusal and/or Right of Co-Sale upon the terms and conditions set forth herein.

(b) Notice of Proposed Transfer. Prior to the Seller Transferring any of his, her, or its Shares, the Seller shall deliver to the Company and the Eligible Investors a written notice (the “Transfer Notice”) stating: (i) the Seller’s bona fide intention to sell or otherwise Transfer such Shares (such Shares, the “Offered Shares”); (ii) the name, address and phone number of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the aggregate number of Offered Shares to be Transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Seller proposes to Transfer the Offered Shares (the “Offered Price”) and the other material terms of such proposed Transfer; (v) each Eligible Investor’s right to exercise its Right of First Refusal and/or its Right of Co-Sale (but not both rights) with respect to the Offered Shares; and (vi) a deadline, consistent with the terms of this Agreement, within which the Company and Eligible Investors must exercise such rights.

3. Right of First Refusal.

(a) Exercise by the Company. The Company has a Right of First Refusal to purchase all or any part of the Offered Shares, provided that the Company gives written notice of the exercise of such right to the Seller within thirty (30) days (the “Initial Refusal Period”) after the last date on which the Transfer Notice is, pursuant to Section 9(a) hereof, deemed to be effective as to the Company and all Eligible Investors.

(b) Initial Exercise by the ROFR Eligible Investors. Subject to the limitations of this Section 3(b), concurrently with the Company, the ROFR Eligible Investors and their affiliated assignees (any affiliate, partner, retired partner, member, retired member, family member, or trust, either with respect to a particular exercise of rights or as a transferee of Shares previously held by a ROFR Eligible Investor) have a Right of First Refusal to purchase all or any part of the Offered Shares; provided that each ROFR Eligible Investor so electing gives written notice of the exercise of such right to the Seller within the Initial Refusal Period. Such notice by each ROFR Eligible Investor shall state the maximum number of Offered Shares such ROFR Eligible Investor commits to purchase pursuant to the terms of this Section 3. Upon the earlier to occur of (i) the termination of the Initial Refusal Period or (ii) the time when the Seller has received written confirmation from the Company regarding its exercise of its Right First Refusal, the Company shall be deemed to have made its election with respect to the Offered Shares, and the shares for which the ROFR Eligible Investors may exercise their Rights of First Refusal shall be correspondingly reduced to the extent the Company elects to purchase all or any part of the Offered Shares. To the extent that the Company elects not to purchase all of the Offered Shares, such remaining shares shall be allocated to the ROFR Eligible Investors (the “Remaining Shares”) who have given written notice of their exercise of such right within the Initial Refusal Period (the “Participating Investors”). To the extent that the aggregate number of shares that the Participating Investors desire to purchase exceeds the Remaining Shares, each Participating Investor will be entitled to purchase its Pro Rata ROFR Share of the Remaining Shares. Any Remaining Shares not allocated to Participating Investors pursuant to the immediately preceding sentence shall be reallocated to those Participating Investors who fully exercised their Right of First Refusal (“Fully Exercising Investors”). Such reallocation among Fully Exercising Investors shall be on the same basis as the initial allocation, excluding from the denominator for each relevant calculation Participating Investors who are not Fully Exercising Investors. Within five (5) days after the expiration of the Initial Refusal Period, the Seller will give written notice to the Company and each ROFR Eligible Investor specifying the number of Offered Shares that was subscribed by the Company and the Participating Investors (the “Confirmation Notice”). The Confirmation Notice shall specify the number of shares to be purchased by the Company and the Participating Investors. It shall also specify the number of shares not purchased, if any, under Sections 3(a) and 3(b) hereof.

(c) Purchase Price. The purchase price for the Offered Shares to be purchased by the Company or by a Participating Investor under this Agreement will be the Offered Price, and will be payable as set forth in Section 3(d) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, each Participating Investor and the Seller, absent fraud or error. All other material terms of such sale will be those set forth in the Transfer Notice.

(d) Payment. Payment of the purchase price for the Offered Shares purchased by the Company or by a Participating Investor will be made within fifteen (15) days after the delivery of the Confirmation Notice. Payment of the purchase price will be made, at the option of the Company or the Participating Investor, (i) in cash (or by check), (ii) by cancellation of all or a portion of any outstanding indebtedness of the Seller to the Company or the Participating Investor, as the case may be, or (iii) by any combination of the foregoing.

(e) Rights as a Member. If the Company or any ROFR Eligible Investor exercises its Right of First Refusal to purchase all or any part of the Offered Shares, then, upon the date that the notice of such exercise by the Company or any ROFR Eligible Investor is deemed to be effective as to the Seller pursuant to Section 9(a) hereof (the “Transfer Date”), the Seller will have no further rights as a holder with respect to such Offered Shares except the right to receive payment for such Offered Shares from the Company or the ROFR Eligible Investor(s), as the case may be, in accordance with the terms of this Agreement. The Seller will forthwith cause all certificate(s) evidencing such Offered Shares to be surrendered for transfer to the Company or the ROFR Eligible Investor, as the case may be, and in the case of a Transfer of Offered Shares to a ROFR Eligible Investor, upon payment of the purchase price for such shares by such ROFR Eligible Investor, the Company will register such ROFR Eligible Investor in the Company’s register of members as the holder with respect to such Offered Shares. Following the Transfer Date, and until such time as the Company registers the ROFR Eligible Investor in the Company’s register of members in accordance with the preceding sentence, the Seller shall vote its Offered Shares which such ROFR Eligible Investor is exercising its right to purchase as directed by such ROFR Eligible Investor and hold any dividends or other distributions on such Offered Shares received after the Transfer Date for the benefit of such ROFR Eligible Investor to be paid to such ROFR Eligible Investor upon payment by ROFR Eligible Investor of the purchase price for such Offered Shares.

(f) Sellers’ Right to Transfer. If the Company and the ROFR Eligible Investors have not elected to purchase all or any portion of the Offered Shares, then the Seller may Transfer such portion of the Offered Shares which the Company and, if applicable, the ROFR Eligible Investors have not elected to purchase to any Proposed Transferee named in the Transfer Notice, at the Offered Price or at a higher price; provided that such Transfer shall still be subject to the Co-Sale Eligible Investors’ Right of Co-Sale as defined in Section 4 hereof and the Seller shall not enter into a binding agreement to sell any Offered Shares until all of the provisions of Section 4(a) have been complied with; provided further that any such Transfer (i) is consummated within ninety (90) days after the end of the Initial Refusal Period, (ii) is on terms no more favorable to the Proposed

Transferee than the terms proposed in the Transfer Notice, and (iii) is in accordance with all the terms of this Agreement. If the Offered Shares are not so Transferred during such ninety (90) day period, then the Seller may not Transfer any of such Offered Shares without complying again in full with the provisions of this Section 3.

4. Right of Co-Sale.

(a) Initial Exercise by the Eligible Investors. To the extent that the Company and the ROFR Eligible Investors do not exercise their respective Rights of First Refusal in full with respect to all of the Offered Shares pursuant to Section 3 hereof (i.e., Seller has a right to transfer pursuant to Section 3(f)), then the Seller shall not enter into a binding agreement to sell any Offered Shares until all of the provisions of this Section 4(a) have been complied with. Each Eligible Investor who has not exercised its right in Section 3(b) (a “Co-Sale Investor”) that notifies Seller in writing within seven (7) days after the delivery of the Confirmation Notice, as applicable (the “Initial Co-Sale Period”), shall have the right to participate in such sale of shares (the “Co-Sale Eligible Shares”) on the same terms and conditions as specified in the Transfer Notice subject to the terms of this Section 4. Each Co-Sale Investor who delivers a notice pursuant to the preceding sentence (a “Selling Investor”) may sell, pursuant to the Selling Investor’s Right of Co-Sale, up to that number of Shares held by such Selling Investor equal to the product of the Co-Sale Eligible Shares multiplied by such Selling Investor’s Pro Rata Share. The Selling Investor shall indicate the number of Shares it then holds that it wishes to sell pursuant to this Section 4(a) (the “Selling Investor Shares”). If, after the end of the Initial Co-Sale Period, any Co-Sale Investors decline to participate in sales under this Section 4 or do not fully exercise their full Right of Co-Sale, then, within two (2) days after the Initial Co-Sale Period, the Seller will notify the Selling Investors who fully exercised their Right of Co-Sale pursuant to this Section 4(a) (“Fully Exercising Co-Sale Investors”) of the extent to which other Co-Sale Investors declined to exercise their Right of Co-Sale (the “Co-Sale Notice”). The Fully Exercising Co-Sale Investors shall within five (5) days after the later of (i) the end of the Initial Co-Sale Period and (ii) the delivery of the Co-Sale Notice as deemed to be effective in accordance with Section 9(a) hereof (the “Subsequent Co-Sale Period”), notify Seller of the number of additional Shares held by such Fully Exercising Co-Sale Investor that such Selling Investor wishes to sell. If such requests are over-subscribed, the Fully Exercising Co-Sale Investors shall be cut back, pro rata, based on the Shares held (on an as-converted basis). The sale of the Selling Investor Shares shall occur within twenty-five (25) days from the beginning of the Initial Co-Sale Period (the “Closing”). This Right of Co-Sale shall not apply with respect to Offered Shares sold or to be sold to ROFR Eligible Investors or the Company under the Right of First Refusal.

(b) Consummation of Co-Sale. A Selling Investor may exercise the Right of Co-Sale by delivering to the Seller at or before the Closing, one or more certificates, properly endorsed for Transfer, representing a number of shares not to exceed the number of shares to which Selling Investor is entitled in Section 4(a), representing such Shares to be Transferred by the Seller on behalf of the Selling Investor. If the Selling Investor does not hold a certificate in that series, class or type of shares representing the number of securities owned and to be sold by such Selling Investor pursuant to this Section 4, then the Company shall promptly issue a certificate representing the proper number of shares to be sold pursuant to this Right of Co-Sale. Following the Closing, the Company shall deliver a certificate for the remaining balance of the securities held by the Selling Investor, if any, to such Selling Investor. At the Closing, such certificates or other instruments will be transferred and delivered to the Transferee as set forth in the Transfer Notice in consummation of the Transfer of the Offered Shares pursuant to the terms and conditions specified in the Transfer Notice, and the Seller will remit, or will cause to be remitted, to each Selling Investor, within ten (10) days after such Closing, that portion of the proceeds of the Transfer to which each Selling Investor is entitled by reason of each Selling Investor’s participation in such Transfer pursuant to the Right of Co-Sale.

5. Multiple Series, Class or Type of Shares. If the Offered Shares consists of more than one series, class or type of Shares, the Seller has the right to Transfer hereunder each such series, class or type; provided that if, as to the Right of Co-Sale, a Selling Investor does not hold any of such series, class or type, and the Proposed Transferee is not willing, at the Closing, to purchase some other series, class or type of Shares from such Selling Investor, or is unwilling to purchase any Shares from such Selling Investor at the Closing, then such Selling Investor will have the put right (the “Put Right”) set forth in Section 6(b) hereof.

6. Refusal to Transfer; Put Right.

(a) Refusal to Transfer. Any attempt by any Seller to Transfer any Shares in violation of any provision of this Agreement will be void. The Company will not be required (i) to transfer on its books any Shares that have been sold, gifted or otherwise Transferred in violation of this Agreement, or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such Shares may have been so Transferred.

(b) Put Right. If a Seller Transfers any Shares in contravention of the Co-Sale Eligible Investors’ Right of Co-Sale under this Agreement (a “Prohibited Transfer”), or if the Proposed Transferee of Offered Shares desires to purchase a class, series or type of shares offered by the Seller but not held by a Co-Sale Eligible Investor or the Proposed Transferee is unwilling to purchase any Shares from a Co-Sale Eligible Investor, such Co-Sale Eligible Investor may, by delivery of written notice to such Seller (a “Put Notice”) within ten (10) days after the later of (i) the Closing as defined in Section 4(a) above, or (ii) the date on which such Co-Sale Eligible Investor becomes aware of the Prohibited Transfer or the terms thereof, require such Seller to purchase from such Co-Sale Eligible Investor, for cash or such other consideration as the Seller received in the Prohibited Transfer or at the Closing, a number of Shares (of the same class or type as Transferred in the Prohibited Transfer or at the Closing if such Co-Sale Eligible Investor then owns Shares of such class or type; otherwise Series A Shares, Series B-1 Shares or Ordinary Shares) having a purchase price (on an as-converted basis) equal to the aggregate purchase price that the Co-Sale Eligible Investor would have received in the closing of such Prohibited Transfer if such Co-Sale Eligible Investor had elected to exercise its Right of Co-Sale with respect thereto or in the Closing if the Proposed Transferee had been willing to purchase the Shares of the Co-Sale Eligible Investor (the “Put Shares”). The closing of such sale to the Seller will occur within ten (10) days after the date of such Co-Sale Eligible Investor’s Put Notice to such Seller. Upon the closing of the transaction contemplated by the Put Notice, Seller shall also reimburse the Co-Sale Eligible Investor for any and all fees and expenses, including, but not limited to, legal fees and expenses, incurred pursuant to the exercise or attempted exercise of such Co-Sale Eligible Investor’s Rights of Co-Sale pursuant to Section 4 or in the exercise of its rights under this Section 6 with respect to the Put Shares.

7. Restrictive Legend and Stop-Transfer Orders.

(a) Legend. The Key Shareholders understand and agree that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Shares by each Key Shareholder:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE SOLD, DISPOSED OF OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH CERTAIN RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE AS SET FORTH IN A RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN MEMBERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE ARE BINDING ON TRANSFEREES OF THESE SHARES.”

(b) Stop Transfer Instructions. In order to ensure compliance with the restrictions referred to herein, each Seller agrees that the Company may issue appropriate “stop transfer” certificates or instructions.

(c) Transfers. No securities shall be Transferred unless (i) such Transfer is made in compliance with applicable federal and state securities laws and (ii) prior to such Transfer, the transferee or transferees, who prior to such Transfer are not already parties to this Agreement, sign a counterpart to this Agreement pursuant to which it or they agree to be bound by the terms of this Agreement.

8. Termination. This Agreement shall terminate and be of no further force or effect upon the earlier to occur of: (a) the effectiveness of the registration statement for the Company’s first firm commitment underwritten public offering registered under the Securities Act, or pursuant to the securities laws applicable to an offering of securities in another jurisdiction pursuant to which such securities will be listed on an internationally-recognized securities exchange; or (b) the effectiveness of a Deemed Liquidation Event.

9. Miscellaneous Provisions.

(a) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or mailed by electronic, registered or certified mail or by overnight courier or otherwise delivered by hand or by messenger, addressed:

(i) if to an Investor, at the Investor’s address, as shown on Exhibit A or Exhibit C hereto, or at such other address as the Investor shall have furnished to the Company and the Key Shareholders in writing;

(ii) if to the Key Shareholders, at the Key Shareholders’ address, as shown on Exhibit B hereto, or at such other address as the Key Shareholders shall have furnished to the Company and Investors in writing; and

(iii) if to the Company, at the address of the Company’s principal corporate offices to the attention of President, or at such other address as the Company shall have furnished to the Purchasers and the Key Shareholders in writing, with a copy to:

Carmen Chang

Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304

Facsimile: (650) 493-6811

Email: cchang@wsgr.com

Where a notice is sent by mail, service of the notice shall be effected by properly addressing, pre-paying and mailing a letter containing the notice, and to have been effected at the expiration of three (3) business days after the letter containing the same is mailed as aforesaid.

Where a notice is sent by overnight courier, service of the notice shall be effected by properly addressing, and sending such notice through an internationally recognized express courier service, delivery fees pre-paid, and to have been effected three (3) business days following the day the same is sent as aforesaid.

Where a notice is delivered by electronic mail, by hand or by messenger, service of the notice shall be deemed to be effected upon delivery.

(b) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Waivers and Amendment. Subject to Section 9(n), with the written consent of Investors holding at least a majority of the then outstanding Series A Shares and Series B-1 Shares (voting together as a single class on an as-converted basis), the obligations of the Company, the Key Shareholders and the rights of the Eligible Investors under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing or waiving in any manner or eliminating any of the provisions of this Agreement, provided, however, that any amendment, waiver, discharge or termination that, by its terms, adversely affects the rights of the Key Shareholders hereunder in a materially disproportionate manner shall not be effective unless approved by the Key Shareholders; provided, further, that any amendment, waiver, discharge or termination that, by its terms, adversely affects the rights of the holders of Series B-1 Shares in a materially disproportionate manner shall not be effective unless approved by the holders of a majority of the Series B-1 Shares; provided, further, that for the purposes of this Section 9(d), the amendment of Sections 1(b) or 1(k) to alter the respective shareholding threshold numbers set forth therein or the amendment of Sections 1(f) or 1(g) in a manner adverse to the holders of Series B-1 Shares shall be deemed materially adverse to and require the approval of the holders of a majority of the Series B-1 Shares. For avoidance of doubt, the Company and Investors holding at least a majority of the then outstanding Series A Shares and Series B-1 Shares (voting as a single class) may, without the consent of the Key Shareholders, amend this Agreement to add new Key Shareholders or other Investors and to provide that securities held by such persons will be bound by the terms hereof. Upon the effectuation of each such waiver, consent, agreement, amendment or modification the Company shall promptly give written notice thereof to the record holders of the Series A Shares and/or the Series B-1 Shares who have not previously consented thereto in writing. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, except by a signed statement in writing.

(e) Continuity of Other Restrictions. Any Shares not purchased by the Company or any ROFR Eligible Investor under their Right of First Refusal hereunder will continue to be subject to all other restrictions imposed upon such Shares by law, including any restrictions imposed under the Articles.

(f) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed within California. Each of the Parties irrevocably: (a) agrees that any dispute or controversy arising out of, relating to, or concerning any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in the State of California, in accordance with the rules then in effect of the American Arbitration Association; (b) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration; and (c) submits to the exclusive jurisdiction of the State of California in any such arbitration. The Parties hereby acknowledge and agree that (a) any decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration; (b) judgment may be entered on the arbitrator’s decision in any court having jurisdiction; and (c) the parties to the arbitration shall each pay an equal share of the costs and expenses of such arbitration, and each such party shall separately pay for its respective counsel fees and expenses; provided, however, that the prevailing party in any such arbitration shall be entitled to recover from the non-prevailing party its reasonable costs and attorney fees.

(g) Specific Enforcement. Except as otherwise provided herein, any and all remedies expressly conferred upon a party by this Agreement will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court in the State of California, this being in addition to any other remedy to which they are entitled at law or in equity.

(h) Obligations of Company; Binding Nature of Exercise. The Company agrees to use its commercially reasonable efforts to enforce the terms of this Agreement, to inform the Eligible Investors of any breach hereof (to the extent the Company has knowledge thereof) and to assist the Eligible Investors in the exercise of their rights and the performance of its obligations hereunder. Any exercise of the Right of First Refusal or Right of Co-Sale will be binding upon the party so exercising, and may not be withdrawn without the written consent of the Seller as to whom it is given, except that such exercise may be withdrawn unilaterally by the exercising party if there is any legal prohibition as to a party’s consummation of its purchase or sale hereunder.

(i) Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

(j) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(k) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law otherwise affording to any party, shall be cumulative and not alternative.

(l) Entire Agreement. This Agreement constitutes the entire agreement of the parities with respect to the subject matter hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto, both oral and written, with respect to such specific subject matter.

(m) Amendment and Restatement. The Prior Agreement is hereby superseded and amended in its entirety and restated in this Agreement. All provisions of, rights granted and covenants made in the Prior Agreement are hereby terminated, waived, released and superseded in their entirety and shall have no further force or effect.

(n) New Investors. Notwithstanding anything herein to the contrary, if pursuant to an agreement (including the B-1 Extension Purchase Agreement, as may be amended time to time), additional parties may purchase Series B-1 Shares as “Purchasers” thereunder, then each such Purchaser shall become a Party to this Agreement as an “Investor” hereunder, without the need for any consent, approval or signature of any Investor when such Purchaser has both (i) purchased Series B-1 Shares under such agreement, and paid the Company all consideration payable for such shares and (ii) executed a copy of this Agreement as an “Investor.”

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

SAGENT HOLDING CO., a Cayman Islands exempted company

By:	/s/ Jeffrey Yordon
Name: Jeffrey Yordon
Title: President and Chief Executive Officer

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY SHAREHOLDERS:

JEFFREY YORDON

By:	/s/ Jeffrey Yordon
(signature)

LORIN DRAKE

By:	/s/ Lorin Drake
(signature)

ANTHONY GULCZYNSKI

By:	/s/ Anthony Gulczynski
(signature)

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY SHAREHOLDERS:

VIVO VENTURES FUND CAYMAN V, L.P.

By: Vivo Ventures Cayman V (GP), L.P.

By: Vivo Ventures Cayman V General Partner Limited, its general partner

By:	/s/ Frank Kung
(signature)

Name: Frank Kung
Title: Director

VIVO VENTURES V AFFILIATES FUND, L.P.

By:	/s/ Frank Kung
(signature)

Name: Frank Kung
Title: Managing Member of Vivo Ventures V, LLC, its General Partner

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KEY SHAREHOLDERS:

VIVO VENTURES FUND CAYMAN VI, L.P.

By: Vivo Ventures Cayman VI (GP), L.P.

By: Vivo Ventures Cayman VI General Partner Limited, its general partner

By:	/s/ Frank Kung
(signature)

Name: Frank Kung
Title: Director

VIVO VENTURES VI AFFILIATES FUND L.P.

By: Vivo Ventures VI, LLC, its Managing Member

By:	/s/ Frank Kung
(signature)

Name: Frank Kung
Title: General Partner

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

VIVO VENTURES FUND CAYMAN V, L.P.

By: Vivo Ventures Cayman V (GP), L.P.

By: Vivo Ventures Cayman V General Partner Limited, its general partner

By:	/s/ Frank Kung
(signature)

Name: Frank Kung
Title: Director

VIVO VENTURES V AFFILIATES FUND, L.P.

By:	/s/ Frank Kung
(signature)

Name: Frank Kung
Title: Managing Member of Vivo Ventures V, LLC, its General Partner

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

PACIFIC SEQUOIA HOLDINGS LLC

By:	/s/ John V. Jonson
Name: John V. Jonson
Title: Manager

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

THE SKOLL FOUNDATION

By:	/s/ John V. Jonson
Name: John V. Jonson
Title: Manager

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

THE SKOLL FUND

By:	/s/ John V. Jonson
Name: John V. Jonson
Title: Manager

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST

Managed by Morgan Stanley Investment Management, Inc.

By: The Bank of New York Mellon, not individually but solely in its capacity as Directed Trustee on behalf of the Trust

By: /s/ Bernadette T. Rist
Name: Bernadette T. Rist
Authorized Signatory

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

SAILORSHELL & CO. FOR THE BENEFIT OF MORGAN STANLEY AIP GLOBAL DIVERSIFIED FUND LP

By: Morgan Stanley Alternative Investment Partners LP, its general partner
By: Morgan Stanley AIP GP LP, its general partner
By: Morgan Stanley Alternative Investments Inc., its general partner

By: /s/ James Sperans
Name: James Sperans
Title: Managing Director

SAILORPIER & CO. FOR THE BENEFIT OF AURORA CAYMAN LIMITED

By: Morgan Stanley Investment Management Inc., its investment manager

By: /s/ James Sperans
Name: James Sperans
Title: Managing Director

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

STORMBAY & CO. FOR THE BENEFIT OF VIJVERPOORT HUIZEN C.V.

By: Morgan Stanley Alternative Investment Partners LP, its general partner
By: Morgan Stanley AIP GP LP, its general partner
By: Morgan Stanley Alternative Investments Inc., its general partner

By: /s/ James Sperans
Name: James Sperans
Title: Managing Director

STORMLAUNCH & CO. FOR THE BENEFIT OF MORGAN STANLEY PRIVATE MARKETS FUND III LP

By: Morgan Stanley Alternative Investment Partners LP, its general partner
By: Morgan Stanley AIP GP LP, its general partner
By: Morgan Stanley Alternative Investments Inc., its general partner

By: /s/ James Sperans
Name: James Sperans
Title: Managing Director

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

STORMSTAR & CO. FOR THE BENEFIT OF MORGAN STANLEY PRIVATE MARKETS FUND EMPLOYEE INVESTORS III LP

By: Morgan Stanley Alternative Investment Partners LP, its general partner
By: Morgan Stanley AIP GP LP, its general partner
By: Morgan Stanley Alternative Investments Inc., its general partner

By: /s/ James Sperans
Name: James Sperans
Title: Managing Director

NUCLEAR ELECTRIC INSURANCE LIMITED

By: Morgan Stanley Investment Management Inc., its investment manager

By: /s/ James Sperans
Name: James Sperans
Title: Managing Director

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

FACTORY MUTUAL INSURANCE COMPANY

By: /s/ Paul LaFleche
Name: Paul LaFleche
Title: Senior Vice President of Investments

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

CNF INVESTMENTS II, LLC

By: /s/ Robert J. Flanagan
Name: Robert J. Flanagan
Title: Manager

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

VIVO VENTURES VI AFFILIATES FUND L.P.
By: Vivo Ventures VI, LLC, its Managing Member

By: /s/ Frank Kung
(signature)

Name: Frank Kung
Title: General Partner

VIVO VENTURES FUND CAYMAN VI, L.P.
By: Vivo Venture Cayman VI (GP), L.P.
By: Vivo Ventures Cayman VI General Partner Limited, its general partner

By: /s/ Frank Kung
(signature)

Name: Frank Kung
Title: Director

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

KEY GATE INVESTMENTS LIMITED

By: /s/ Andrew Lo
(signature)

Name: Andrew Lo
Title: Authorized Representative

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

LINK BEST CAPITAL LIMITED

By: /s/ Shing Chi Yap
(signature)

Name: Shing Chi Yap
Title: Director

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

WESTFIELD CAPITAL MANAGEMENT

By: Westfield Partners, L.L.C., its General Partner By: Westfield Capital Management Company, L.P., it’s Manager By: WMS General Partner, LLC, its General Partner

By: /s/ William A. Muggia
William A. Muggia, an Authorized Person

SIGNATURE PAGE TO SAGENT HOLDING CO. THIRD AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit A

Existing Investors

Vivo Ventures Fund Cayman VI, L.P.

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures Fund Cayman V, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures VI Affiliates Fund, L.P.

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures V Affiliates Fund, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Stormlaunch & Co. for the Benefit of Morgan Stanley Private Markets Fund III LP

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

Stormstar & Co. for the Benefit of Morgan Stanley Private Markets Fund Employee Investors III LP

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

CNF Investments II, LLC

7500 Old Georgetown Road

Bethesda, MD 20814

Attn: Robert Flanagan

Weyerhaeuser Company Master Retirement Trust

c/o Bank of New York Mellon

Legal Department

500 Grant Street

BNY Mellon Center

AIM: 151-1935

Pittsburgh, Pennsylvania 15258-0001

Attn: Bernadette Rist

Sailorshell & Co. for the benefit of Morgan Stanley AIP Global Diversified Fund LP

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

Dohmen Investment Group, LLC

215 North Water Street

Milwaukee, WI 53202

Attn: John Vaughan, Chief Financial Officer

Pacific Sequoia Holdings LLC

  c/o Capricorn Management, LLC

  250 University Avenue, Suite 300

  Palo Alto, CA 94301

  Attn: John Johnson

  c/o Mellon Global Securities Services

  135 Santilli Highway

  026-0035

  Everett, MA 02149

  Attn: Nicole Strazzulla

  c/o Seiler & Company

  1100 Marshall Street

  Redwood City, CA 94063

  Attn: James G. B. DeMartini III, CPA

Stormbay & Co. for the benefit of Vijverpoort Huizen C.V.

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

Sailorpier & Co. for the benefit of Aurora Cayman Limited

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

The Skoll Foundation

  c/o Capricorn Management, LLC

  250 University Avenue, Suite 300

  Palo Alto, CA 94301

  Attn: John Johnson

  c/o Mellon Global Securities Services

  135 Santilli Highway

  026-0035

  Everett, MA 02149

  Attn: Nicole Strazzulla

  c/o Seiler & Company

  1100 Marshall Street

  Redwood City, CA 94063

  Attn: James G. B. DeMartini III, CPA

The Skoll Fund

  c/o Capricorn Management, LLC

  250 University Avenue, Suite 300

  Palo Alto, CA 94301

  Attn: John Johnson

  c/o Mellon Global Securities Services

  135 Santilli Highway

  026-0035

  Everett, MA 02149

  Attn: Nicole Strazzulla

  c/o Seiler & Company

  1100 Marshall Street

  Redwood City, CA 94063

  Attn: James G. B. DeMartini III, CPA

Factory Mutual Insurance Company

225 Wyman Street

Waltham, MA 02454

Attn: Paul LaFleche, Senior Vice President of Investments

Nuclear Electric Insurance Limited

1201 North Market Street, 11th Floor

Wilmington, DE 19801

Attn: Robert MacGovern, Vice President - Investments

CIBC WMC, Inc.

425 Lexington Ave.

New York, NY 10017

Attn: Kathryn Casparian

Key Gate Investments Limited

China Renaissance Capital Investment

Suite 305, St. George’s Building

2 Ice House Street

Central Hong Kong

Hong Kong SAR

Attn: Andrew Lo

Exhibit B

Key Shareholders

Jeffrey Yordon

812 Lakeland Drive

Schaumburg, IL 60173

Lorin Drake

4065 Walt Whitman Road

St. Charles, IL 60175

Anthony J. Gulczynski

1232 Eagle Crest Drive

Lemont, IL 60439

Vivo Ventures Fund Cayman VI, L.P.

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures VI Affiliates Fund, L.P.

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures Fund Cayman V, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures V Affiliates Fund, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Exhibit C

New Investors

Link Best Capital Limited

Room 2201, 22/F., Far East Consortium Building

121, Des Voeux Road,

Central, Hong Kong.

Attn: Yap Shing Chi

Westfield Capital Management

One Financial Center, 24th Floor

Boston, MA 02111-2621

Attn: Matthew Strobeck